Exhibit 99.1

On October 28, 2026, K&F Growth Acquisition Corp. II, a Cayman Islands exempted company (filed with the Securities and Exchange Commission the following proxy statement supplement (and annexes thereto) for its upcoming Extraordinary General Meeting in lieu of Annual General Meeting, which is scheduled to take place on Tuesday, November 3, 2026:

K&F GROWTH ACQUISITION CORP. II

1219 Morningside Drive, Suite 110

Manhattan Beach, CA 90266

October 28, 2026

PROXY STATEMENT SUPPLEMENT

FOR AN EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL GENERAL MEETING OF THE COMPANY

To be held at 11:00 a.m. Eastern Time on November 3, 2026

This Proxy Statement Supplement (this “Supplement”) of K&F Growth Acquisition Corp. II, a Cayman Islands exempted company (“we,” “us,” “our” or the “Company”), supplements the Proxy Statement, dated October 6, 2026, as amended by Proxy Statement dated October 8 (as further amended or supplemented, the “Proxy Statement”), with respect to the Extraordinary General Meeting of the Company, which is scheduled to take place at 11:00 a.m. Eastern time on Tuesday, November 3, 2026 (the “Meeting”). The information in this Supplement merely supplements and, to the extent applicable, amends the information in the Proxy Statement and should be read in conjunction with the Proxy Statement. This Supplement does not contain all of the information that is relevant to the Meeting or that may be important to you. You should read carefully the entire Proxy Statement, as supplemented and amended by this Supplement, before voting on any of the proposals to be presented at the Meeting.

The Company is providing this Supplement to modify Proposal One (the “Extension Amendment Proposal”) to change the end date (the “Extended Date”) of the proposed extension period (the “Extension Amendment”) so that the proposed end date of the Extension Amendment will no longer be February 7, 2028, but will instead be August 6, 2027.

Capitalized terms that appear in this Supplement and that are not defined herein have the respective meanings assigned to them in the Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THIS SUPPLEMENT

Q:	Why am I receiving this Supplement and the enclosed revised proxy card or voting instruction form? In what way do these materials amend the original Proxy Statement and proxy card?

A:	This Supplement and the enclosed revised proxy card (the “New Proxy Card”) or voting instruction form are being sent to you in connection with the solicitation of proxies by our board of directors (the “board”) for use at the Meeting or at any adjournments or postponements thereof. This Supplement, when read together with the Proxy Statement, summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

The Company is modifying the Extension Amendment Proposal as it appears in the Proxy Statement in order to shorten the duration of the Extension Amendment under the Company’s amended and restated memorandum and articles of association (the “Articles”) to be presented for approval at the Meeting.

As reflected in the updated proxy materials, in place of requesting an extension from November 6, 2026 to February 7, 2028, as appears in the original Proxy Statement and proxy card that were distributed to the Company’s shareholders of record, the Company will seek, at the Meeting, an extension from November 6, 2026 to August 6, 2027 (the “Extension”), under the Extension Amendment Proposal.

Other than the above-described shortening of the Extension under the Articles, the revised proxy materials do not alter any other aspects of any of the proposals to be presented to the Meeting.

Specifically, Proposal Two and Three are not modified in any manner by this Supplement.

Q:	What are the proposals that are modified by this Supplement that will be voted on at the Meeting?

A:	Revised Proposal One that you are being asked to vote on at the Meeting, as modified, is as follows:

1.

Proposal One — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our amended and restated memorandum and articles of association currently in effect (the “Amended and Restated Charter”), to extend the date by which we must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) to August 6, 2027 (or such earlier date as determined by the Board) (the “Extension,” and such later date, the “Extended Date”); The text of the special resolution to be passed is as follows:

“RESOLVED, as a special resolution, that the amended and restated memorandum and articles of association of the Company be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:

“Completion Window” means the period of time: (a) commencing on, and including, the closing date of the IPO; and (b) ending on the date that is thirty (30) months after the closing date of the IPO (being 6 August 2027), or such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

Q.	How do I vote?

A.	If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy. If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I change my vote?

A:	If you are a holder of record of our ordinary shares, you can revoke your proxy at any time before the Extraordinary General Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Extraordinary General Meeting, (ii) granting a subsequent proxy online or (iii) voting in person at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

If you would like to change or revoke your prior vote on any proposal, please submit your votes before 11:59 pm ET on November 2, 2026. In addition, shareholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting Continental Stock Transfer & Trust Company. Email: spacredemptions@continentalstock.com . If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Proxy Statement for additional information on how to do so.

This Supplement should be read in conjunction with the Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Proxy Statement remains unchanged and the Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Extraordinary General Meeting by: delivering to Continental Stock & Transfer Company by mail a written notice stating that the proxy is revoked; signing and delivering a proxy bearing a later date; or voting at the Extraordinary General Meeting while the polls are open (note that attendance at the Extraordinary General Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Extraordinary General Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements contained in this Supplement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Please see the section titled “Cautionary Note Regarding Forward-Looking Statements” in the Proxy Statement for examples of forward-looking statements in the Proxy Statement or in this Supplement and please also see the section titled “Risk Factors” in the Proxy Statement for a description of some of the risks that accompany such forward-looking statements.

REVISED PROXY CARD

K&F GROWTH ACQUISITION CORP. II

1219 Morningside Drive, Suite 110
Manhattan Beach, CA 90266

FOR THE EXTRAORDINARY GENERAL MEETING IN

LIEU OF AN ANNUAL GENERAL MEETING

OF SHAREHOLDERS OF

K&F GROWTH ACQUISITION CORP. II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to the Meeting (as defined below), hereby acknowledges receipt of the notice and proxy statement, dated October 7, 2026, as supplemented on October 28, 2026 (the “Proxy Statement”), in connection with the extraordinary general meeting in lieu of an annual general meeting of shareholders of K&F Growth Acquisition Corp. II (the “Company”) and at any adjournments thereof (the “Meeting”) to be held on November 3, 2026, at 11.00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 for the sole purpose of considering and voting upon the following Proposals (as defined below), and hereby appoints Edward King and Daniel Fetters and each of them (with full power to act alone), or failing them, the duly appointed chairman of the Meeting, the proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said Proxies are, and each of them is, instructed to vote or act as follows on the Proposals, as set forth in the Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL ONE, PROPOSAL TWO AND PROPOSAL THREE (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY (COLLECTIVELY, THE “PROPOSALS”).

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Extraordinary General Meeting in Lieu of an Annual General Meeting of Shareholders

to be held on November 3, 2026:

The notice of meeting, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission on March 27, 2026 and the accompanying Proxy Statement are available at https://www.cstproxy.com/kfacquisitionii/2026.

K&F GROWTH ACQUISITION CORP. II — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3, IF PRESENTED.		Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — RESOLVED, as a special resolution, that the amended and restated memorandum and articles of association of the Company be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:	FOR ☐	AGAINST ☐	ABSTAIN ☐
“Completion Window” means the period of time: (a) commencing on, and including, the closing date of the IPO; and (b) ending on the date that is thirty (30) months after the closing date of the IPO (being 6 August 2027), or such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”
(2) The Auditor Ratification Proposal — RESOLVED, as an ordinary resolution, that the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, approved and confirmed in all respects.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the extraordinary general meeting in lieu of an annual general meeting be adjourned to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:_____________, 2026

Signature __________________________

Signature (if held jointly)__________________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.